EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS SECOND QUARTER 2017 RESULTS
Comparable RevPAR for all Hotels Not Under Renovation Increased 1.4%
Completed Refinancing of Renaissance Nashville and Westin Princeton Mortgage Loan
Announced Redevelopment and Acquisition of Meeting Space at Renaissance Nashville
Completed the Transfer of Management of the Marriott DFW to Remington
Sold Crowne Plaza Ravinia

DALLAS, August 3, 2017 - Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2017. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of June 30, 2017 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2017, with the second quarter ended June 30, 2016 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Opportunistic focus on upper-upscale, full-service hotels

•	Targets moderate debt levels of approximately 55 - 60% net debt/gross assets

•	Highly-aligned management team and advisory structure

•	One of the highest long-term total shareholder returns in the industry

•	Attractive dividend yield of approximately 7.7%

•	Targets cash and cash equivalents at a level of 25 - 35% of total equity market capitalization for the purposes of:

▪	working capital needs at property and corporate levels

▪	hedging against a downturn in the economy or hotel fundamentals

▪	being prepared to pursue accretive investments or stock buybacks as those opportunities arise

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders was $0.8 million or $0.01 per diluted share for the quarter

•	Comparable RevPAR for all hotels increased 0.5% to $134.11 during the quarter

•	Comparable RevPAR for all hotels not under renovation increased 1.4% to $134.59 during the quarter

•	Comparable Hotel EBITDA Margin for all hotels not under renovation increased 11 basis points for the quarter

•	Comparable Hotel EBITDA flow-through for all hotels not under renovation was 52% for the quarter

•	Adjusted EBITDA was $125.5 million for the quarter

•	Adjusted funds from operations (AFFO) was $0.52 per diluted share for the quarter

•	The Company’s common stock is currently trading at an approximate 7.7% dividend yield

AHT Reports Second Quarter Results

August 3, 2017

•
During the quarter, the Company announced that it had refinanced a mortgage loan on the Renaissance Nashville and Westin Princeton with an existing outstanding balance totaling approximately $104 million with a new loan totaling up to $181 million

•
During the quarter, the Company announced the details of the redevelopment and acquisition of the meeting space at the Renaissance Nashville hotel. In connection with the redevelopment of the Nashville Convention Center, the Company entered into an agreement with the developers to acquire a permanent fee interest in the reconfigured facility which will contain all spaces currently used by the hotel as well as some additional meeting space

•
During the quarter, the Company announced that it had refinanced a mortgage loan on the Hotel Indigo Atlanta with an existing outstanding balance totaling approximately $15.6 million with a new loan totaling $16.1 million

•	During the quarter, the Company completed the conversion of the Marriott DFW Airport in Irving, Texas from brand-managed to franchised, with Remington Lodging taking over property management

•	During the quarter, the Company announced the sale of the 495-room Crowne Plaza Ravinia in Atlanta, Georgia for $88.7 million ($179,000 per key)

•	Capex invested during the quarter was $53.3 million

TRANSACTION HIGHLIGHTS
On May 10, 2017, the Company announced details for the redevelopment and acquisition of the meeting space at its Renaissance Nashville hotel. In connection with the redevelopment of the Nashville Convention Center (“NCC”), the Company entered into an agreement with the developers to acquire a permanent fee interest in the reconfigured facility which will contain all spaces currently used by the hotel in the existing NCC under the current 99-year lease as well as the additional meeting space that is under the current 30-year lease. The hotel currently has approximately 13,000 square feet of meeting space that is owned fee simple and approximately 48,000 square feet of meeting space that is subject to ground leases.  This redevelopment will eventually bring the total meeting space available in the hotel to approximately 75,000 square feet, all of which will be owned fee simple by the Company.  The Company plans to spend approximately $20 million to renovate the new meeting space.

During the quarter, the Company completed the conversion of the Marriott DFW Airport in Irving, Texas from brand-managed to franchised, with Remington Lodging taking over property management. Remington will operate the property under a new long-term management agreement with a total term of 35 years including extension options. The hotel will continue to operate as a Marriott pursuant to a long-term franchise agreement with Marriott International Inc. In connection with the transfer, Remington will also take over operations of a laundry facility which services several area hotels.

On June 29, 2017, the Company announced the sale of the 495-room Crowne Plaza Ravinia in Atlanta, Georgia for $88.7 million ($179,000 per key). The sales price represents a trailing 12-month cap rate of 5.6% on net operating income and a trailing 15.3x EBITDA multiple.

CAPITAL STRUCTURE
At June 30, 2017, the Company had total assets of $4.8 billion. As of June 30, 2017, the Company had $3.7 billion of mortgage debt. The Company’s total combined debt had a blended average interest rate of 5.7%.

On May 10, 2017, the Company announced that it had refinanced a mortgage loan, secured by the Westin Princeton and Renaissance Nashville hotels, with an existing outstanding balance totaling approximately $104 million. The new loan totals $181 million consisting of an initial advance of $165 million with future advances totaling up to $16 million as reimbursement for capital expenditures. The loan has a five-year term and provides for a floating interest rate of LIBOR + 3.00%. The loan is interest only until July 2020 with $750,000 quarterly amortization thereafter. After closing costs, reserves, and the full funding of the loan, the Company expects to realize excess proceeds of approximately $70 million from the refinancing.

AHT Reports Second Quarter Results

August 3, 2017

On May 24, 2017, the Company announced that it had refinanced a mortgage loan, secured by the Hotel Indigo Atlanta Midtown, with an existing outstanding balance totaling approximately $15.6 million. The new loan totals $16.1 million with a three-year term and two, one-year extension options subject to the satisfaction of certain conditions.  The loan, which is interest only for the first two years with a 30-year amortization schedule based on a 6% interest rate starting in the third year, provides for an interest rate of LIBOR + 2.90%.  The next hard maturity for the Company is in January 2018.

PORTFOLIO REVPAR
As of June 30, 2017, the portfolio consisted of 120 properties. During the second quarter of 2017, 107 of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 120 hotels) and comparable not under renovation basis (107 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR increased 0.5% to $134.11 for all hotels on a 1.2% increase in ADR and a 0.7% decrease in occupancy

•	Comparable RevPAR increased 1.4% to $134.59 for hotels not under renovation on a 1.5% increase in ADR and a 0.1% decrease in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the 120 hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On June 14, 2017, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company's common stock for the second quarter ending June 30, 2017, payable on July 17, 2017, to shareholders of record as of June 30, 2017.

“We continue to see the operational and value-added benefits from our high quality, diverse portfolio,” commented Douglas A. Kessler, Ashford Trust’s President and Chief Executive Officer. “During the quarter, we were able to finalize value-enhancing transactions at two of our larger assets, with the meeting space redevelopment and acquisition at the Renaissance Nashville as well as the franchise conversion and installation of Remington as manager at the DFW Marriott, both of which we believe should drive significant additional value in those assets. Additionally, completing the two financings this quarter better positions our balance sheet and we have no additional maturities in 2017. Looking ahead, we remain committed to maximizing value for our shareholders as we focus on generating superior operating performance and executing on our corporate strategy.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Friday, August 4, 2017, at 11:00 a.m. ET. The number to call for this interactive teleconference is (719) 325-2496. A replay of the conference call will be available through Friday, August 11, 2017, by dialing (719) 457-0820 and entering the confirmation number, 9274617.

The Company will also provide an online simulcast and rebroadcast of its second quarter 2017 earnings release

AHT Reports Second Quarter Results

August 3, 2017

conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company's web site, www.ahtreit.com on Friday, August 4, 2017, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company's operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel EBITDA. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. None of FFO, AFFO, EBITDA, or Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel EBITDA to be meaningful measures of a REIT's performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's annual net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. Hotel EBITDA Margin is Hotel EBITDA divided by total revenues. Funds from operations ("FFO"), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)

	June 30, 2017	December 31, 2016
ASSETS
Investments in hotel properties, net	$4,069,152	$4,160,563
Cash and cash equivalents	404,435	347,091
Restricted cash	150,502	144,014
Marketable securities	19,270	53,185
Accounts receivable, net of allowance of $740 and $690, respectively	56,755	44,629
Inventories	4,413	4,530
Investment in securities investment fund	—	50,890
Investment in Ashford Inc.	3,150	5,873
Investment in OpenKey	2,436	2,016
Deferred costs, net	2,913	2,846
Prepaid expenses	24,131	17,578
Derivative assets	1,607	3,614
Other assets	12,769	11,718
Intangible asset, net	10,002	10,061
Due from Ashford Prime OP, net	1	—
Due from third-party hotel managers	19,279	13,348
Assets held for sale	—	19,588
Total assets	$4,780,815	$4,891,544

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$3,698,433	$3,723,559
Accounts payable and accrued expenses	147,025	126,986
Dividends and distributions payable	26,185	24,765
Unfavorable management contract liabilities	690	1,380
Due to Ashford Inc., net	13,593	15,716
Due to Ashford Prime OP, net	—	488
Due to related party, net	1,927	1,001
Due to third-party hotel managers	2,366	2,714
Intangible liabilities, net	16,017	16,195
Derivative liabilities, net	59	—
Other liabilities	18,468	16,548
Liabilities associated with assets held for sale	—	37,047
Total liabilities	3,924,763	3,966,399

Redeemable noncontrolling interests in operating partnership	107,722	132,768
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized -
Series A Cumulative Preferred Stock 1,657,206 shares issued and outstanding at June 30, 2017 and December 31, 2016	17	17
Series D Cumulative Preferred Stock 9,468,706 shares issued and outstanding at June 30, 2017 and December 31, 2016	95	95
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at June 30, 2017 and December 31, 2016	48	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at June 30, 2017 and December 31, 2016	62	62
Common stock, $0.01 par value, 400,000,000 shares authorized, 97,430,297 and 96,376,827 shares isssued and outstanding at June 30, 2017 and December 31, 2016, respectively	974	964
Additional paid-in capital	1,765,660	1,764,450
Accumulated deficit	(1,019,264)	(974,015)
Total shareholders' equity of the Company	747,592	791,621
Noncontrolling interests in consolidated entities	738	756
Total equity	748,330	792,377
Total liabilities and equity	$4,780,815	$4,891,544

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
REVENUE
Rooms	$311,205	$325,906	$587,910	$616,521
Food and beverage	63,842	69,206	126,692	132,261
Other	14,948	15,115	28,714	28,824
Total hotel revenue	389,995	410,227	743,316	777,606
Other	675	443	1,063	836
Total revenue	390,670	410,670	744,379	778,442
EXPENSES
Hotel operating expenses
Rooms	65,034	67,193	124,907	130,295
Food and beverage	42,276	45,419	84,446	88,520
Other expenses	113,824	119,612	225,557	232,749
Management fees	14,247	14,880	27,073	28,575
Total hotel operating expenses	235,381	247,104	461,983	480,139
Property taxes, insurance and other	18,766	19,293	37,099	37,905
Depreciation and amortization	60,547	60,079	125,245	122,241
Impairment charges	—	(116)	—	(227)
Transaction costs	8	(18)	11	77
Advisory services fee:
Base advisory fee	8,639	8,726	17,355	17,266
Reimbursable expenses	2,637	1,602	4,159	3,065
Non-cash stock/unit-based compensation	2,953	1,748	3,356	2,648
Corporate general and administrative:
Non-cash stock/unit-based compensation	565	537	565	537
Other general and administrative	2,689	2,248	7,859	3,921
Total operating expenses	332,185	341,203	657,632	667,572
OPERATING INCOME (LOSS)	58,485	69,467	86,747	110,870
Equity in earnings (loss) of unconsolidated entities	(2,138)	(287)	(2,901)	(3,872)
Interest income	546	74	754	137
Gain (loss) on sale of hotel properties	14,092	23,094	14,009	22,980
Other income (expense), net	(146)	(3,085)	(3,266)	(3,337)
Interest expense, net of premium amortization	(51,931)	(50,289)	(101,890)	(100,054)
Amortization of loan costs	(3,025)	(6,173)	(8,371)	(12,351)
Write-off of premiums, loan costs and exit fees	(1,575)	(3,941)	(1,629)	(3,941)
Unrealized gain (loss) on marketable securities	(531)	—	(3,877)	—
Unrealized gain (loss) on derivatives	(1,743)	6,878	(325)	13,796
INCOME (LOSS) BEFORE INCOME TAXES	12,034	35,738	(20,749)	24,228
Income tax benefit (expense)	(1,606)	(603)	(760)	(1,232)
NET INCOME (LOSS)	10,428	35,135	(21,509)	22,996
(Income) loss from consolidated entities attributable to noncontrolling interest	(13)	(6)	18	32
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(231)	(4,376)	6,262	(2,264)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	10,184	30,753	(15,229)	20,764
Preferred dividends	(10,956)	(8,491)	(21,912)	(16,981)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(772)	$22,262	$(37,141)	$3,783

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.01)	$0.23	$(0.40)	$0.04
Weighted average common shares outstanding – basic	95,320	94,474	95,086	94,309
Diluted:
Net income (loss) attributable to common stockholders	$(0.01)	$0.23	$(0.40)	$0.04
Weighted average common shares outstanding – diluted	95,320	94,474	95,086	94,309
Dividends declared per common share:	$0.12	$0.12	$0.24	$0.24

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net income (loss)	$10,428	$35,135	$(21,509)	$22,996
(Income) loss from consolidated entities attributable to noncontrolling interest	(13)	(6)	18	32
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(231)	(4,376)	6,262	(2,264)
Net income (loss) attributable to the Company	10,184	30,753	(15,229)	20,764
Interest income	(546)	(74)	(754)	(137)
Interest expense and amortization of premiums and loan costs, net	54,928	56,434	110,204	112,347
Depreciation and amortization	60,487	60,018	125,122	122,119
Income tax expense (benefit)	1,604	603	756	1,232
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	231	4,376	(6,262)	2,264
Equity in (earnings) loss of unconsolidated entities	2,138	355	2,953	874
Company's portion of EBITDA of Ashford Inc.	720	(487)	336	(372)
Company's portion of EBITDA of OpenKey	(124)	—	(248)	—
EBITDA available to the Company and OP unitholders	129,622	151,978	216,878	259,091
Amortization of unfavorable contract liabilities	(404)	(494)	(788)	(988)
Impairment charges	—	(116)	—	(227)
(Gain) loss on sale of hotel properties	(14,092)	(23,094)	(14,009)	(22,980)
Write-off of premiums, loan costs and exit fees	1,575	3,941	1,629	3,941
Other (income) expense, net	146	3,085	3,266	3,337
Transaction, acquisition and management conversion costs	892	427	3,568	645
Legal judgment and related legal costs	263	24	4,064	48
Unrealized (gain) loss on marketable securities	531	—	3,877	—
Unrealized (gain) loss on derivatives	1,743	(6,878)	325	(13,796)
Dead deal costs	—	304	4	301
Software implementation costs	1,034	—	1,034	—
Non-cash stock/unit-based compensation	3,710	2,342	4,138	3,326
Company's portion of (gain) loss of investment in securities investment fund	—	(68)	(52)	2,998
Company's portion of adjustments to EBITDA of Ashford Inc.	504	1,388	2,387	2,136
Company's portion of adjustments to EBITDA of OpenKey	1	—	2	—
Adjusted EBITDA available to the Company and OP unitholders	$125,525	$132,839	$226,323	$237,832
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net income (loss)	$10,428	$35,135	$(21,509)	$22,996
(Income) loss from consolidated entities attributable to noncontrolling interest	(13)	(6)	18	32
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(231)	(4,376)	6,262	(2,264)
Preferred dividends	(10,956)	(8,491)	(21,912)	(16,981)
Net income (loss) attributable to common stockholders	(772)	22,262	(37,141)	3,783
Depreciation and amortization on real estate	60,487	60,018	125,122	122,119
(Gain) loss on sale of hotel properties	(14,092)	(23,094)	(14,009)	(22,980)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	231	4,376	(6,262)	2,264
Equity in (earnings) loss of unconsolidated entities	2,138	355	2,953	874
Company's portion of FFO of Ashford Inc.	(2,014)	(357)	(2,723)	(512)
Company's portion of FFO of OpenKey	(125)	—	(250)	—
FFO available to common stockholders and OP unitholders	45,853	63,560	67,690	105,548
Write-off of premiums, loan costs and exit fees	1,575	3,941	1,629	3,941
Other impairment charges	—	(116)	—	(227)
Other (income) expense, net	146	3,085	3,266	3,337
Transaction, acquisition and management conversion costs	892	427	3,568	645
Legal judgment and related legal costs	263	24	4,064	48
Unrealized (gain) loss on marketable securities	531	—	3,877	—
Unrealized (gain) loss on derivatives	1,743	(6,878)	325	(13,796)
Dead deal costs	—	304	4	301
Software implementation costs	1,034	—	1,034	—
Non-cash stock/unit-based compensation	3,710	2,342	4,138	3,326
Company's portion of (gain) loss of investment in securities investment fund	—	(68)	(52)	2,998
Company's portion of adjustments to FFO of Ashford Inc.	3,002	1,388	4,885	2,136
Company's portion of adjustments to FFO of OpenKey	1	—	2	—
Adjusted FFO available to common stockholders and OP unitholders	$58,750	$68,009	$94,430	$108,257
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.52	$0.60	$0.84	$0.95
Weighted average diluted shares	113,257	113,744	112,915	113,529

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
JUNE 30, 2017
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (14)	Comparable TTM EBITDA Debt Yield
Morgan Stanley Ann Arbor - 1 hotel	July 2017	LIBOR + 4.15%	$—	$35,200	(1)	$35,200	$3,786	10.8%
BAML W Atlanta - 1 hotel	July 2017	LIBOR + 5.10%	—	40,500	(1)	40,500	5,184	12.8%
Morgan Stanley - 8 hotels	July 2017	LIBOR + 4.09%	—	144,000	(1)	144,000	11,512	8.0%
Morgan Stanley Pool B - 4 hotels	August 2017	LIBOR + 4.38%	—	52,530	(2)	52,530	7,365	14.0%
Morgan Stanley Pool A - 6 hotels	August 2017	LIBOR + 4.35%	—	280,421	(2)(3)	280,421	36,394	13.0%
BAML Pool - 17 hotels	December 2017	LIBOR + 5.52%	—	412,500	(4)	412,500	50,781	12.3%
Morgan Stanley Boston Back Bay - 1 hotel	January 2018	4.38%	95,202	—		95,202	15,124	15.9%
BAML Pool 1 & 2 - 8 hotels	January 2018	LIBOR + 4.95%	—	376,800	(5)	376,800	46,486	12.3%
Morgan Stanley MIP - 5 hotels	February 2018	LIBOR + 4.75%	—	200,000	(6)	200,000	23,023	11.5%
Cantor Commercial Real Estate Memphis - 1 hotel	April 2018	LIBOR + 4.95%	—	33,300	(7)	33,300	3,943	11.8%
Column Financial - 22 hotels	April 2018	LIBOR + 4.39%	—	971,654	(8)(9)(10)	971,654	107,698	11.1%
JPM Lakeway - 1 hotel	May 2018	LIBOR + 5.10%	—	25,100	(11)	25,100	3,258	13.0%
BAML Le Pavillon - 1 hotel	June 2018	LIBOR + 5.10%	—	43,750	(12)	43,750	2,234	5.1%
NorthStar HGI Wisconsin Dells - 1 hotel	August 2018	LIBOR + 4.95%	—	12,000	(13)	12,000	1,453	12.1%
JPMorgan Chase - 18 hotels	October 2018	LIBOR + 4.55%	—	450,000	(4)	450,000	63,428	14.1%
Omni American Bank Ashton - 1 hotel	July 2019	4.00%	5,386	—		5,386	1,085	20.1%
BAML Indigo Atlanta - 1 hotel	May 2020	LIBOR + 2.90%	—	16,100	(13)	16,100	2,297	14.3%
GACC Gateway - 1 hotel	November 2020	6.26%	96,045	—		96,045	14,754	15.4%
Aareal Princeton/Nashville - 2 hotels	June 2022	LIBOR + 3.00%	—	164,700		164,700	30,306	18.4%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	54,239	—		54,239	6,806	12.5%
GACC Manchester RI - 1 hotel	January 2024	5.49%	7,055	—		7,055	1,406	19.9%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	10,297	—		10,297	1,808	17.6%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,586	—		6,586	996	15.1%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	12,333	—		12,333	2,212	17.9%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	24,651	—		24,651	3,569	14.5%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	66,681	—		66,681	7,809	11.7%
BAML Pool 5 - 2 hotels	February 2025	4.45%	20,393	—		20,393	2,832	13.9%
BAML Pool 3 - 3 hotels	February 2025	4.45%	52,748	—		52,748	8,763	16.6%
Unencumbered hotels			—	—		—	2,094	N/A
Total			$451,616	$3,258,555		$3,710,171	$468,406	12.6%
Percentage			12.2%	87.8%		100.0%
Weighted average interest rate			5.13%	5.80%		5.72%
All indebtedness is non-recourse with the exception of the secured revolving credit facility.
(1)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. The first one-year extension period began in July 2017.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. The first one-year extension period began in August 2016.
(3)    This mortgage loan had a $20.6 million pay down of principal related to the sale of the Embassy Suites Syracuse on March 6, 2017.
(4)    This mortgage loan has four one-year extension options subject to satisfaction of certain conditions.
(5)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. The first one-year extension period began in January 2017.

(6)	This mortgage loan has three one-year extension options subject to satisfaction of certain conditions and a LIBOR floor of 0.20%. The second one-year extension period began in February 2017.
(7)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. The first one-year extension period began in April 2017.
(8)    This mortgage loan has four one-year extension options subject to satisfaction of certain conditions. The first one-year extension period began in April 2017.
(9)    This mortgage loan had a $20.2 million pay down of principal related to the sale of the Renaissance Portsmouth on February 1, 2017.
(10)    This mortgage loan had a $78.7 million pay down of principal related to the Crowne Plaza Ravinia that was sold on June 29, 2017.
(11)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. The first one-year extension period began in May 2017.
(12)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. The first one-year extension period began in June 2017.

(13)	This mortgage loan has two one-year extension options subject to satisfaction of certain conditions.
(14)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
JUNE 30, 2017
(dollars in thousands)
(unaudited)

	2017	2018	2019	2020	2021	Thereafter	Total
Morgan Stanley Boston Back Bay - 1 hotel	$—	$94,226	$—	$—	$—	$—	$94,226
Omni American Bank Ashton - 1 hotel	—	—	5,168	—	—	—	5,168
Morgan Stanley MIP - 5 hotels	—	—	200,000	—	—	—	200,000
Morgan Stanley Pool B - 4 hotels	—	—	52,530	—	—	—	52,530
Morgan Stanley Pool A - 6 hotels	—	—	280,421	—	—	—	280,421
GACC Gateway - 1 hotel	—	—	—	89,886	—	—	89,886
BAML Pool 1 & 2 - 8 hotels	—	—	—	376,800	—	—	376,800
Cantor Commercial Real Estate Memphis - 1 hotel	—	—	—	33,300	—	—	33,300
JPM Lakeway - 1 hotel	—	—	—	25,100	—	—	25,100
BAML Le Pavillon - 1 hotel	—	—	—	43,750	—	—	43,750
Morgan Stanley - 8 hotels	—	—	—	144,000	—	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	—	—	—	35,200	—	—	35,200
BAML W Atlanta - 1 hotel	—	—	—	40,500	—	—	40,500
NorthStar HGI Wisconsin Dells - 1 hotel	—	—	—	12,000	—	—	12,000
Column Financial - 22 hotels	—	—	—	—	971,654	—	971,654
BAML Pool - 17 hotels	—	—	—	—	412,500	—	412,500
BAML Indigo Atlanta - 1 hotel	—	—	—	—	—	14,439	14,439
Aareal Princeton/Nashville - 2 hotels	—	—	—	—	—	158,700	158,700
GACC Jacksonville RI - 1 hotel	—	—	—	—	—	9,036	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	—	6,191	6,191
Key Bank Manchester CY - 1 hotel	—	—	—	—	—	5,671	5,671
Morgan Stanley Pool C - 8 hotels	—	—	—	—	—	90,889	90,889
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,160	44,160
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	—	—	47,711	47,711
JPMorgan Chase - 18 hotels	—	—	—	—	—	450,000	450,000
Principal due in future periods	$—	$94,226	$538,119	$800,536	$1,384,154	$843,870	$3,660,905
Scheduled amortization payments remaining	3,671	6,136	6,748	8,376	8,519	15,816	49,266
Total indebtedness	$3,671	$100,362	$544,867	$808,912	$1,392,673	$859,686	$3,710,171

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$309,651	$(3,889)	$305,762	$324,590	$(20,210)	$304,380	(4.60)%	0.45%
RevPAR	$133.24	$(88.28)	$134.11	$129.63	$(90.21)	$133.50	2.78%	0.46%
Occupancy	81.47%	(72.85)%	81.63%	81.78%	(77.22)%	82.23%	(0.38)%	(0.73)%
ADR	$163.55	$(121.17)	$164.28	$158.51	$(116.83)	$162.36	3.18%	1.18%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$585,038	$(9,030)	$576,008	$613,683	$(45,185)	$568,498	(4.67)%	1.32%
RevPAR	$125.95	$(82.03)	$127.02	$121.52	$(92.23)	$124.67	3.65%	1.88%
Occupancy	78.01%	(68.65)%	78.24%	78.05%	(77.36)%	78.12%	(0.05)%	0.15%
ADR	$161.45	$(119.48)	$162.34	$155.70	$(119.22)	$159.59	3.69%	1.72%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$269,930	$(3,889)	$266,041	$282,557	$(20,210)	$262,347	(4.47)%	1.41%
RevPAR	$133.58	$(88.28)	$134.59	$128.39	$(90.21)	$132.71	4.04%	1.42%
Occupancy	81.94%	(72.85)%	82.15%	81.73%	(77.22)%	82.24%	0.26%	(0.11)%
ADR	$163.01	$(121.17)	$163.84	$157.09	$(116.83)	$161.37	3.77%	1.53%

ALL HOTELS NOT UNDER RENOVATION:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2017	2017	2017	2016	2016	2016	% Variance	% Variance
Rooms revenue (in thousands)	$511,258	$(9,030)	$502,228	$536,630	$(45,185)	$491,445	(4.73)%	2.19%
RevPAR	$126.49	$(82.03)	$127.74	$120.77	$(92.23)	$124.30	4.74%	2.77%
Occupancy	78.61%	(68.65)%	78.89%	78.19%	(77.36)%	78.29%	0.54%	0.77%
ADR	$160.90	$(119.48)	$161.91	$154.46	$(119.22)	$158.77	4.17%	1.98%
NOTES:

(1)
The above comparable information assumes the 107 hotel properties owned and included in the Company's operations at June 30, 2017, and not under renovation during the three months ended June 30, 2017, were owned as of the beginning of the periods presented. Non-comparable adjustments include results from the hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	Excluded Hotels Under Renovation:
Courtyard Basking Ridge, Embassy Suites Walnut Creek, Hampton Inn Parsippany, Hampton Inn and Suites Columbus Easton, Hilton Tampa Westshore, Homewood Suites Pittsburgh Southpointe, Hyatt Regency Savannah, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Marriott RTP, Marriott Suites Market Center, Residence Inn Stillwater

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2017	2016	% Variance	2017	2016	% Variance
Total hotel revenue	$388,047	$408,510	(5.01)%	$739,645	$774,027	(4.44)%
Non-comparable adjustments	(5,101)	(24,326)		(12,476)	(53,477)
Comparable total hotel revenue	$382,946	$384,184	(0.32)%	$727,169	$720,550	0.92%

Hotel EBITDA	$138,477	$145,303	(4.70)%	$251,950	$262,399	(3.98)%
Non-comparable adjustments	(1,315)	(7,355)		(2,649)	(16,661)
Comparable hotel EBITDA	$137,162	$137,948	(0.57)%	$249,301	$245,738	1.45%
Hotel EBITDA margin	35.69%	35.57%	0.12%	34.06%	33.90%	0.16%
Comparable hotel EBITDA margin	35.82%	35.91%	(0.09)%	34.28%	34.10%	0.18%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$104	$100	4.00%	$168	$157	7.01%
Hotel EBITDA attributable to the Company and OP unitholders	$138,373	$145,203	(4.70)%	$251,782	$262,242	(3.99)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$137,058	$137,848	(0.57)%	$249,133	$245,581	1.45%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2017	2016	% Variance	2017	2016	% Variance
Total hotel revenue	$336,633	$353,427	(4.75)%	$643,584	$672,604	(4.31)%
Non-comparable adjustments	(5,101)	(24,326)		(12,442)	(53,477)
Comparable total hotel revenue	$331,532	$329,101	0.74%	$631,142	$619,127	1.94%

Hotel EBITDA	$122,061	$126,843	(3.77)%	$222,531	$229,601	(3.08)%
Non-comparable adjustments	(1,315)	(7,358)		(2,649)	(16,664)
Comparable hotel EBITDA	$120,746	$119,485	1.06%	$219,882	$212,937	3.26%
Hotel EBITDA margin	36.26%	35.89%	0.37%	34.58%	34.14%	0.44%
Comparable hotel EBITDA margin	36.42%	36.31%	0.11%	34.84%	34.39%	0.45%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$104	$100	4.00%	$168	$157	7.01%
Hotel EBITDA attributable to the Company and OP unitholders	$121,957	$126,743	(3.78)%	$222,363	$229,444	(3.09)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$120,642	$119,385	1.05%	$219,714	$212,780	3.26%
NOTES:

(1)
The above comparable information assumes the 107 hotel properties owned and included in the Company's operations at June 30, 2017, and not under renovation during the three months ended June 30, 2017, were owned as of the beginning of the periods presented. Non-comparable adjustments include results from the hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Excluded Hotels Under Renovation:
Courtyard Basking Ridge, Embassy Suites Walnut Creek, Hampton Inn Parsippany, Hampton Inn and Suites Columbus Easton, Hilton Tampa Westshore, Homewood Suites Pittsburgh Southpointe, Hyatt Regency Savannah, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Marriott RTP, Marriott Suites Market Center, Residence Inn Stillwater

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017	2017	2017	2017	2016	2016	2016	2016	2016	2016
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total hotel Revenue	$388,047	$(5,101)	$382,946	$351,598	$(7,375)	$344,223	$339,937	$(10,137)	$329,800	$369,943	$(14,327)	$355,616
Hotel EBITDA	$138,477	$(1,315)	$137,162	$113,473	$(1,334)	$112,139	$103,480	$(2,458)	$101,022	$121,975	$(3,892)	$118,083
Hotel EBITDA margin	35.69%		35.82%	32.27%		32.58%	30.44%		30.63%	32.97%		33.21%

EBITDA % of Total TTM	29.0%		29.3%	23.8%		23.9%	21.7%		21.6%	25.5%		25.2%

JV Interests in EBITDA	$104	$—	$104	$63	$—	$63	$79	$—	$79	$114	$—	$114

	Actual	Non-comparable Adjustments	Comparable
	2017	2017	2017
	TTM	TTM	TTM
Total hotel Revenue	$1,449,525	$(36,940)	$1,412,585
Hotel EBITDA	$477,405	$(8,999)	$468,406
Hotel EBITDA margin	32.94%		33.16%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$360	$—	$360
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2017	2017	2017	2016	2016	2016	% Variance	% Variance
Atlanta, GA Area	9	1,425	$119.59	$(88.28)	$130.23	$121.00	$(92.66)	$132.85	(1.2)%	(2.0)%
Boston, MA Area	3	915	220.29	—	220.29	198.10	—	198.10	11.2%	11.2%
Dallas / Ft. Worth, TX Area	7	1,518	113.59	—	113.59	117.76	—	117.76	(3.5)%	(3.5)%
Houston, TX Area	3	692	111.54	—	111.54	114.49	—	114.49	(2.6)%	(2.6)%
Los Angeles, CA Metro Area	6	1,619	133.54	—	133.54	124.80	(99.38)	129.21	7.0%	3.4%
Miami, FL Metro Area	3	587	121.75	—	121.75	121.80	—	121.80	—%	—%
Minneapolis - St. Paul, MN-WI Area	4	809	131.08	—	131.08	137.86	—	137.86	(4.9)%	(4.9)%
Nashville, TN Area	1	673	229.74	—	229.74	234.73	—	234.73	(2.1)%	(2.1)%
New York / New Jersey Metro Area	6	1,741	126.10	—	126.10	124.23	(100.55)	125.56	1.5%	0.4%
Orlando, FL Area	3	734	115.42	—	115.42	88.35	(76.30)	100.44	30.6%	14.9%
Philadelphia, PA Area	3	648	115.27	—	115.27	114.98	—	114.98	0.3%	0.3%
San Diego, CA Area	2	410	128.79	—	128.79	123.06	—	123.06	4.7%	4.7%
San Francisco - Oakland, CA Metro Area	6	1,368	161.48	—	161.48	161.81	—	161.81	(0.2)%	(0.2)%
Tampa, FL Area	3	680	110.87	—	110.87	116.92	—	116.92	(5.2)%	(5.2)%
Washington D.C. - MD - VA Area	9	2,308	169.43	—	169.43	163.74	(88.73)	169.01	3.5%	0.2%
Other Areas	52	8,931	118.28	—	118.28	117.34	(99.49)	118.51	0.8%	(0.2)%
Total Portfolio	120	25,058	$133.24	$(88.28)	$134.11	$129.63	$(90.21)	$133.50	2.8%	0.5%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2017	2017	2017		2016	2016	2016		% Variance	% Variance
Atlanta, GA Area	9	1,425	$7,733	$(1,160)	$6,573	4.8%	$8,557	$(1,960)	$6,597	4.8%	(9.6)%	(0.4)%
Boston, MA Area	3	915	9,750	—	9,750	7.1%	8,769	—	8,769	6.4%	11.2%	11.2%
Dallas / Ft. Worth, TX Area	7	1,518	6,776	—	6,776	4.9%	6,964	(33)	6,931	5.0%	(2.7)%	(2.2)%
Houston, TX Area	3	692	3,264	—	3,264	2.4%	3,272	—	3,272	2.4%	(0.2)%	(0.2)%
Los Angeles, CA Metro Area	6	1,619	8,645	(9)	8,636	6.3%	8,864	(1,021)	7,843	5.7%	(2.5)%	10.1%
Miami, FL Metro Area	3	587	2,891	—	2,891	2.1%	2,971	—	2,971	2.2%	(2.7)%	(2.7)%
Minneapolis - St. Paul, MN-WI Area	4	809	4,580	—	4,580	3.3%	4,798	—	4,798	3.5%	(4.5)%	(4.5)%
Nashville, TN Area	1	673	7,945	—	7,945	5.8%	8,102	—	8,102	5.9%	(1.9)%	(1.9)%
New York / New Jersey Metro Area	6	1,741	9,792	(1)	9,791	7.1%	10,328	(441)	9,887	7.2%	(5.2)%	(1.0)%
Orlando, FL Area	3	734	2,735	—	2,735	2.0%	3,592	(1,301)	2,291	1.7%	(23.9)%	19.4%
Philadelphia, PA Area	3	648	2,691	—	2,691	2.0%	2,767	—	2,767	2.0%	(2.7)%	(2.7)%
San Diego, CA Area	2	410	2,057	—	2,057	1.5%	2,051	—	2,051	1.5%	0.3%	0.3%
San Francisco - Oakland, CA Metro Area	6	1,368	9,403	—	9,403	6.9%	9,241	—	9,241	6.7%	1.8%	1.8%
Tampa, FL Area	3	680	2,751	—	2,751	2.0%	2,925	—	2,925	2.1%	(5.9)%	(5.9)%
Washington D.C. - MD - VA Area	9	2,308	16,222	—	16,222	11.8%	17,475	(470)	17,005	12.3%	(7.2)%	(4.6)%
Other Areas	52	8,931	41,242	(145)	41,097	30.0%	44,627	(2,129)	42,498	30.6%	(7.6)%	(3.3)%
Total Portfolio	120	25,058	$138,477	$(1,315)	$137,162	100.0%	$145,303	$(7,355)	$137,948	100.0%	(4.7)%	(0.6)%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2017	2017	2017	2016	2016	2016	% Variance	% Variance
Atlanta, GA Area	9	1,425	$120.79	$(88.17)	$132.00	$118.72	$(91.19)	$130.71	1.7%	1.0%
Boston, MA Area	3	915	164.29	—	164.29	153.94	—	153.94	6.7%	6.7%
Dallas / Ft. Worth, TX Area	7	1,518	114.20	—	114.20	116.87	—	116.87	(2.3)%	(2.3)%
Houston, TX Area	3	692	112.97	—	112.97	110.98	—	110.98	1.8%	1.8%
Los Angeles, CA Metro Area	6	1,619	136.69	—	136.69	131.19	(118.99)	133.31	4.2%	2.5%
Miami, FL Metro Area	3	587	149.40	—	149.40	153.40	—	153.40	(2.6)%	(2.6)%
Minneapolis - St. Paul, MN-WI Area	4	809	119.71	—	119.71	121.62	—	121.62	(1.6)%	(1.6)%
Nashville, TN Area	1	673	212.35	—	212.35	203.86	—	203.86	4.2%	4.2%
New York / New Jersey Metro Area	6	1,741	113.08	—	113.08	108.47	(85.34)	110.09	4.3%	2.7%
Orlando, FL Area	3	734	121.04	—	121.04	101.70	(91.88)	113.99	19.0%	6.2%
Philadelphia, PA Area	3	648	97.88	—	97.88	99.13	—	99.13	(1.3)%	(1.3)%
San Diego, CA Area	2	410	120.78	—	120.78	116.98	—	116.98	3.3%	3.3%
San Francisco - Oakland, CA Metro Area	6	1,368	155.05	—	155.05	154.09	—	154.09	0.6%	0.6%
Tampa, FL Area	3	680	131.43	—	131.43	128.50	—	128.50	2.3%	2.3%
Washington D.C. - MD - VA Area	9	2,308	151.12	—	151.12	137.38	(68.52)	142.22	10.0%	6.3%
Other Areas	52	8,931	110.71	(56.72)	111.43	109.22	(89.04)	110.55	1.4%	0.8%
Total Portfolio	120	25,058	$125.95	$(82.03)	$127.02	$121.52	$(92.23)	$124.67	3.6%	1.9%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2017	2017	2017		2016	2016	2016		% Variance	% Variance
Atlanta, GA Area	9	1,425	$15,972	$(2,550)	$13,422	5.4%	$16,709	$(3,680)	$13,029	5.3%	(4.4)%	3.0%
Boston, MA Area	3	915	12,096	—	12,096	4.9%	11,160	—	11,160	4.5%	8.4%	8.4%
Dallas / Ft. Worth, TX Area	7	1,518	13,783	(33)	13,750	5.5%	14,409	(66)	14,343	5.8%	(4.3)%	(4.1)%
Houston, TX Area	3	692	6,692	—	6,692	2.7%	6,560	—	6,560	2.7%	2.0%	2.0%
Los Angeles, CA Metro Area	6	1,619	18,533	(23)	18,510	7.4%	20,218	(2,813)	17,405	7.1%	(8.3)%	6.4%
Miami, FL Metro Area	3	587	7,667	—	7,667	3.1%	8,231	—	8,231	3.4%	(6.9)%	(6.9)%
Minneapolis - St. Paul, MN-WI Area	4	809	6,877	—	6,877	2.8%	7,166	—	7,166	2.9%	(4.0)%	(4.0)%
Nashville, TN Area	1	673	14,641	—	14,641	5.9%	13,590	—	13,590	5.5%	7.7%	7.7%
New York / New Jersey Metro Area	6	1,741	15,553	1	15,554	6.2%	15,879	(759)	15,120	6.2%	(2.1)%	2.9%
Orlando, FL Area	3	734	6,294	—	6,294	2.5%	11,445	(5,624)	5,821	2.4%	(45.0)%	8.1%
Philadelphia, PA Area	3	648	3,664	—	3,664	1.5%	3,870	—	3,870	1.6%	(5.3)%	(5.3)%
San Diego, CA Area	2	410	3,576	—	3,576	1.4%	3,710	—	3,710	1.5%	(3.6)%	(3.6)%
San Francisco - Oakland, CA Metro Area	6	1,368	17,446	—	17,446	7.0%	17,301	—	17,301	7.0%	0.8%	0.8%
Tampa, FL Area	3	680	7,852	—	7,852	3.2%	7,480	—	7,480	3.0%	5.0%	5.0%
Washington D.C. - MD - VA Area	9	2,308	26,783	(2)	26,781	10.7%	26,121	(485)	25,636	10.4%	2.5%	4.5%
Other Areas	52	8,931	74,521	(42)	74,479	29.9%	78,550	(3,234)	75,316	30.7%	(5.1)%	(1.1)%
Total Portfolio	120	25,058	$251,950	$(2,649)	$249,301	100.0%	$262,399	$(16,661)	$245,738	100.0%	(4.0)%	1.5%
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
JUNE 30, 2017
(in thousands, except share price)
(unaudited)

June 30, 2017
End of quarter common shares outstanding	97,430
Partnership units outstanding (common share equivalents)*	20,163
Combined common shares and partnership units outstanding	117,593
Common stock price at quarter end	$6.08
Market capitalization at quarter end	$714,964
Series A preferred stock	$41,430
Series D preferred stock	$236,718
Series F preferred stock	$120,000
Series G preferred stock	$155,000
Debt on balance sheet date	$3,710,171
Joint venture partner's share of consolidated debt	$(2,046)
Net working capital (see below)	$(513,526)
Total enterprise value (TEV)	$4,462,711

Ashford Inc. Investment:
Common stock owned at end of quarter	598
Common stock price at quarter end	$50.98
Market value of Ashford Inc. investment	$30,494

Cash and cash equivalents	$404,312
Restricted cash	$150,339
Accounts receivable, net	$56,738
Prepaid expenses	$24,122
Investment in securities	$19,270
Due from affiliates, net	$(15,519)
Due from third-party hotel managers, net	$16,910
Market value of Ashford Inc. investment	$30,494
Total current assets	$686,666

Accounts payable and accrued expenses	$146,955
Dividends and distributions payable	$26,185
Total current liabilities	$173,140

Net working capital**	$513,526
* Total units outstanding = 21.3 million; impacted by current conversion factor.
** Includes the Company's pro rata share of net working capital in joint ventures.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2017
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
		Actual	Actual	Estimated	Estimated
Courtyard Basking Ridge	235	x	x
Courtyard Columbus Tipton Lakes	90	x
Courtyard Crystal City Reagan Airport	272				x
Courtyard Denver Airport	202				x
Courtyard Gaithersburg	210				x
Embassy Suites Orlando Airport	174			x	x
Embassy Suites Philadelphia Airport	263				x
Embassy Suites Santa Clara Silicon Valley	257				x
Embassy Suites Walnut Creek	249		x	x	x
Hampton Inn Parsippany	152	x	x
Hampton Inn Pittsburgh Meadow Lands	103	x
Hampton Inn Suites Columbus Easton	145		x
Hilton Boston Back Bay	390	x			x
Hilton Garden Inn Jacksonville	119			x	x
Hilton Garden Inn Wisconsin Dells	128	x
Hilton Tampa Westshore	238		x	x	x
Homewood Suites Pittsburgh Southpointe	148	x	x
Hyatt Regency Savannah	351	x	x
Le Meridien Chambers Minneapolis	60				x
Le Pavillon Hotel	226	x	x
Marriott Crystal Gateway	698	x	x	x	x
Marriott DFW Airport	491			x
Marriott Omaha	300	x	x	x	x
Marriott RTP	225		x	x	x
Marriott San Antonio Plaza	251			x
Marriott Suites Market Center	265	x	x	x
Renaissance Nashville	673			x	x
Renaissance Palm Springs	410			x	x
Residence Inn Jacksonville	120				x
Residence Inn Lake Buena Vista	210	x
Residence Inn Orlando Sea World	350			x	x
Residence Inn Stillwater	101	x	x
Residence Inn Tampa Downtown	109			x	x
Ritz Carlton Atlanta	444				x
Sheraton Anchorage	370				x
Sheraton City Center - Indianapolis	378			x	x
SpringHill Suites Centreville	136				x
SpringHill Suites Kennesaw	90			x	x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2017 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2017	2017	2016	2016	June 30, 2017
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$89,279	$45,102	$31,581	$55,743	$221,705
(Income) loss from consolidated entities attributable to noncontrolling interest	(42)	2	(32)	(45)	(117)
Net income (loss) attributable to the Company	89,237	45,104	31,549	55,698	221,588
Non-property adjustments	(14,092)	83	5,650	3,591	(4,768)
Interest income	(38)	(32)	(23)	(11)	(104)
Interest expense	572	482	484	479	2,017
Amortization of loan costs	54	126	124	121	425
Depreciation and amortization	60,383	62,509	61,294	60,020	244,206
Income tax expense (benefit)	6	17	25	15	63
Non-hotel EBITDA ownership expense	2,313	5,186	4,345	2,017	13,861
Income (loss) from consolidated entities attributable to noncontrolling interests	42	(2)	32	45	117
Hotel EBITDA including amounts attributable to noncontrolling interest	138,477	113,473	103,480	121,975	477,405
Non-comparable adjustments	(1,315)	(1,334)	(2,458)	(3,892)	(8,999)
Comparable hotel EBITDA	$137,162	$112,139	$101,022	$118,083	$468,406
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$82,334	$6,945	$89,279	$545	$(79,396)	$10,428
(Income) loss from consolidated entities attributable to noncontrolling interest	(42)	—	(42)	—	29	(13)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(231)	(231)
Net income (loss) attributable to the Company	82,292	6,945	89,237	545	(79,598)	10,184
Non-property adjustments	(14,092)	—	(14,092)	—	14,092	—
Interest income	(38)	—	(38)	—	(508)	(546)
Interest expense	572	—	572	—	51,359	51,931
Amortization of loan cost	54	—	54	—	2,971	3,025
Depreciation and amortization	50,965	9,418	60,383	117	47	60,547
Income tax expense (benefit)	6	—	6	—	1,598	1,604
Non-hotel EBITDA ownership expense	2,260	53	2,313	(18)	(2,295)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	42	—	42	—	(42)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	122,061	16,416	138,477	644	(12,376)	126,745
Less: EBITDA adjustments attributable to noncontrolling interest	(62)	—	(62)	—	(26)	(88)
(Income) loss from consolidated entities attributable to noncontrolling interest	(42)	—	(42)	—	42	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	231	231
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	2,138	2,138
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	720	720
Company's portion of EBITDA of OpenKey	—	—	—	—	(124)	(124)
Hotel EBITDA attributable to the Company and OP unitholders	$121,957	$16,416	$138,373	$644	$(9,395)	$129,622
Non-comparable adjustments	(1,315)	—	(1,315)
Comparable hotel EBITDA	$120,746	$16,416	$137,162
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Basking Ridge, Embassy Suites Walnut Creek, Hampton Inn Parsippany, Hampton Inn and Suites Columbus Easton, Hilton Tampa Westshore, Homewood Suites Pittsburgh Southpointe, Hyatt Regency Savannah, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Marriott RTP, Marriott Suites Market Center, Residence Inn Stillwater

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$41,894	$3,208	$45,102	$409	$(77,448)	$(31,937)
(Income) loss from consolidated entities attributable to noncontrolling interest	2	—	2	—	29	31
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	6,493	6,493
Net income (loss) attributable to the Company	41,896	3,208	45,104	409	(70,926)	(25,413)
Non-property adjustments	83	—	83	—	(83)	—
Interest income	(32)	—	(32)	—	(176)	(208)
Interest expense	482	—	482	—	49,477	49,959
Amortization of loan cost	126	—	126	—	5,220	5,346
Depreciation and amortization	52,719	9,790	62,509	113	2,076	64,698
Income tax expense (benefit)	17	—	17	—	(865)	(848)
Non-hotel EBITDA ownership expense	5,181	5	5,186	5	(5,191)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	(2)	—	(2)	—	2	—
Hotel EBITDA including amounts attributable to noncontrolling interest	100,470	13,003	113,473	527	(20,466)	93,534
Less: EBITDA adjustments attributable to noncontrolling interest	(65)	—	(65)	—	(27)	(92)
(Income) loss from consolidated entities attributable to noncontrolling interest	2	—	2	—	(2)	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(6,493)	(6,493)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	815	815
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(384)	(384)
Company's portion of EBITDA of OpenKey	—	—	—	—	(124)	(124)
Hotel EBITDA attributable to the Company and OP unitholders	$100,407	$13,003	$113,410	$527	$(26,681)	$87,256
Non-comparable adjustments	(1,334)	—	(1,334)
Comparable hotel EBITDA	$99,136	$13,003	$112,139
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Basking Ridge, Embassy Suites Walnut Creek, Hampton Inn Parsippany, Hampton Inn and Suites Columbus Easton, Hilton Tampa Westshore, Homewood Suites Pittsburgh Southpointe, Hyatt Regency Savannah, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Marriott RTP, Marriott Suites Market Center, Residence Inn Stillwater

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$28,846	$2,735	$31,581	$162	$(88,383)	$(56,640)
(Income) loss from consolidated entities attributable to noncontrolling interest	(32)	—	(32)	—	30	(2)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	9,738	9,738
Net income (loss) attributable to the Company	28,814	2,735	31,549	162	(78,615)	(46,904)
Non-property adjustments	5,745	(95)	5,650	—	(5,650)	—
Interest income	(23)	—	(23)	—	(79)	(102)
Interest expense	484	—	484	—	49,219	49,703
Amortization of loan cost	124	—	124	—	5,973	6,097
Depreciation and amortization	52,113	9,181	61,294	109	49	61,452
Income tax expense (benefit)	(49)	74	25	—	291	316
Non-hotel EBITDA ownership expense	4,187	158	4,345	(7)	(4,338)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	32	—	32	—	(32)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	91,427	12,053	103,480	264	(33,182)	70,562
Less: EBITDA adjustments attributable to noncontrolling interest	(47)	—	(47)	—	(43)	(90)
(Income) loss from consolidated entities attributable to noncontrolling interest	(32)	—	(32)	—	32	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(9,738)	(9,738)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(107)	(107)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	387	387
Company's portion of EBITDA of OpenKey	—	—	—	—	(109)	(109)
Hotel EBITDA attributable to the Company and OP unitholders	$91,348	$12,053	$103,401	$264	$(42,760)	$60,905
Non-comparable adjustments	(2,458)	—	(2,458)
Comparable hotel EBITDA	$88,969	$12,053	$101,022
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Basking Ridge, Embassy Suites Walnut Creek, Hampton Inn Parsippany, Hampton Inn and Suites Columbus Easton, Hilton Tampa Westshore, Homewood Suites Pittsburgh Southpointe, Hyatt Regency Savannah, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Marriott RTP, Marriott Suites Market Center, Residence Inn Stillwater

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$51,461	$4,282	$55,743	$241	$(81,122)	$(25,138)
(Income) loss from consolidated entities attributable to noncontrolling interest	(45)	—	(45)	—	29	(16)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	4,151	4,151
Net income (loss) attributable to the Company	51,416	4,282	55,698	241	(76,942)	(21,003)
Non-property adjustments	3,591	—	3,591	—	(3,591)	—
Interest income	(11)	—	(11)	—	(81)	(92)
Interest expense	479	—	479	—	49,634	50,113
Amortization of loan cost	121	—	121	—	5,528	5,649
Depreciation and amortization	52,051	7,969	60,020	101	49	60,170
Income tax expense (benefit)	15	—	15	—	(31)	(16)
Non-hotel EBITDA ownership expense	1,888	129	2,017	51	(2,068)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	45	—	45	—	(45)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	109,595	12,380	121,975	393	(27,547)	94,821
Less: EBITDA adjustments attributable to noncontrolling interest	(69)	—	(69)	—	(23)	(92)
(Income) loss from consolidated entities attributable to noncontrolling interest	(45)	—	(45)	—	45	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(4,151)	(4,151)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	85	85
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	165	165
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$109,481	$12,380	$121,861	$393	$(31,426)	$90,828
Non-comparable adjustments	(3,892)		(3,892)
Comparable hotel EBITDA	$105,703	$12,380	$118,083
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Basking Ridge, Embassy Suites Walnut Creek, Hampton Inn Parsippany, Hampton Inn and Suites Columbus Easton, Hilton Tampa Westshore, Homewood Suites Pittsburgh Southpointe, Hyatt Regency Savannah, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Marriott RTP, Marriott Suites Market Center, Residence Inn Stillwater

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$95,277	$11,182	$106,459	$383	$(71,707)	$35,135
(Income) loss from consolidated entities attributable to noncontrolling interest	(35)	—	(35)	—	29	(6)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(4,376)	(4,376)
Net income (loss) attributable to the Company	95,242	11,182	106,424	383	(76,054)	30,753
Non-property adjustments	(23,094)	—	(23,094)	—	23,094	—
Interest income	(12)	—	(12)	—	(62)	(74)
Interest expense	469	—	469	—	49,820	50,289
Amortization of loan cost	119	—	119	—	6,054	6,173
Depreciation and amortization	52,547	7,375	59,922	109	48	60,079
Income tax expense (benefit)	19	—	19	—	584	603
Non-hotel EBITDA ownership expense	1,518	(97)	1,421	2	(1,423)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	35	—	35	—	(35)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	126,843	18,460	145,303	494	2,026	147,823
Less: EBITDA adjustments attributable to noncontrolling interest	(65)	—	(65)	—	(28)	(93)
(Income) loss from consolidated entities attributable to noncontrolling interest	(35)	—	(35)	—	39	4
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	4,376	4,376
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	355	355
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(487)	(487)
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$126,743	$18,460	$145,203	$494	$6,281	$151,978
Non-comparable adjustments	(7,358)	3	(7,355)
Comparable hotel EBITDA	$119,485	$18,463	$137,948
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Basking Ridge, Embassy Suites Walnut Creek, Hampton Inn Parsippany, Hampton Inn and Suites Columbus Easton, Hilton Tampa Westshore, Homewood Suites Pittsburgh Southpointe, Hyatt Regency Savannah, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Marriott RTP, Marriott Suites Market Center, Residence Inn Stillwater

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$124,228	$10,153	$134,381	$954	$(156,844)	$(21,509)
(Income) loss from consolidated entities attributable to noncontrolling interest	(40)	—	(40)	—	58	18
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	6,262	6,262
Net income (loss) attributable to the Company	124,188	10,153	134,341	954	(150,524)	(15,229)
Non-property adjustments	(14,009)	—	(14,009)	—	14,009	—
Interest income	(70)	—	(70)	—	(684)	(754)
Interest expense	1,054	—	1,054	—	100,836	101,890
Amortization of loan cost	180	—	180	—	8,191	8,371
Depreciation and amortization	103,684	19,208	122,892	230	2,123	125,245
Income tax expense (benefit)	23	—	23	—	733	756
Non-hotel EBITDA ownership expense	7,441	58	7,499	(13)	(7,486)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	40	—	40	—	(40)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	222,531	29,419	251,950	1,171	(32,842)	220,279
Less: EBITDA adjustments attributable to noncontrolling interest	(127)	—	(127)	—	(53)	(180)
(Income) loss from consolidated entities attributable to noncontrolling interest	(40)	—	(40)	—	40	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(6,262)	(6,262)
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	2,953	2,953
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	336	336
Company's portion of EBITDA of OpenKey	—	—	—	—	(248)	(248)
Hotel EBITDA attributable to the Company and OP unitholders	$222,364	$29,419	$251,783	$1,171	$(36,076)	$216,878
Non-comparable adjustments	(2,649)	—	(2,649)
Comparable hotel EBITDA	$219,882	$29,419	$249,301
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Basking Ridge, Embassy Suites Walnut Creek, Hampton Inn Parsippany, Hampton Inn and Suites Columbus Easton, Hilton Tampa Westshore, Homewood Suites Pittsburgh Southpointe, Hyatt Regency Savannah, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Marriott RTP, Marriott Suites Market Center, Residence Inn Stillwater

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2016
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$141,417	$18,058	$159,475	$830	$(137,309)	$22,996
(Income) loss from consolidated entities attributable to noncontrolling interest	(26)	—	(26)	—	58	32
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	(2,264)	(2,264)
Net income (loss) attributable to the Company	141,391	18,058	159,449	830	(139,515)	20,764
Non-property adjustments	(23,094)	114	(22,980)	—	22,980	—
Interest income	(22)	(1)	(23)	—	(114)	(137)
Interest expense	936	—	936	—	99,118	100,054
Amortization of loan cost	237	—	237	—	12,114	12,351
Depreciation and amortization	106,940	14,958	121,898	244	99	122,241
Income tax expense (benefit)	45	—	45	—	1,187	1,232
Non-hotel EBITDA ownership expense	3,142	(331)	2,811	1	(2,812)	—
Income (loss) from consolidated entities attributable to noncontrolling interests	26	—	26	—	(26)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	229,601	32,798	262,399	1,075	(6,969)	256,505
Less: EBITDA adjustments attributable to noncontrolling interest	(130)	—	(130)	—	(58)	(188)
(Income) loss from consolidated entities attributable to noncontrolling interest	(26)	—	(26)	—	34	8
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	2,264	2,264
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	874	874
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(372)	(372)
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$229,445	$32,798	$262,243	$1,075	$(4,227)	$259,091
Non-comparable adjustments	(16,664)	3	(16,661)
Comparable hotel EBITDA	$212,937	$32,801	$245,738
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Basking Ridge, Embassy Suites Walnut Creek, Hampton Inn Parsippany, Hampton Inn and Suites Columbus Easton, Hilton Tampa Westshore, Homewood Suites Pittsburgh Southpointe, Hyatt Regency Savannah, Le Pavillon Hotel, Marriott Crystal Gateway, Marriott Omaha, Marriott RTP, Marriott Suites Market Center, Residence Inn Stillwater

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2017
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$17,824	$6,274	$3,000	$1,396	$4,302	$801	$2,147	$6,476	$5,437
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	17,824	6,274	3,000	1,396	4,302	801	2,147	6,476	5,437
Non-property adjustments	(14,093)	—	—	—	—	—	—	—	—
Interest income	(12)	—	(1)	—	(1)	—	(7)	—	(2)
Interest expense	67	—	—	—	—	—	—	—	—
Amortization of loan costs	12	—	—	—	—	—	—	—	—
Depreciation and amortization	3,779	3,521	3,099	1,779	4,238	1,725	2,425	1,444	3,992
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	156	(45)	678	89	106	365	15	25	365
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	7,733	9,750	6,776	3,264	8,645	2,891	4,580	7,945	9,792
Non-comparable adjustments	(1,160)	—	—	—	(9)	—	—	—	(1)
Comparable hotel EBITDA	$6,573	$9,750	$6,776	$3,264	$8,636	$2,891	$4,580	$7,945	$9,791

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,260	$1,237	$1,026	$7,000	$1,428	$10,317	$19,354	$89,279
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	(42)	(42)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	1,260	1,237	1,026	7,000	1,428	10,317	19,312	89,237
Non-property adjustments	—	—	—	—	—	—	1	(14,092)
Interest income	(1)	—	—	(5)	—	(5)	(4)	(38)
Interest expense	—	—	—	—	—	—	505	572
Amortization of loan costs	—	—	—	—	—	—	42	54
Depreciation and amortization	1,466	1,432	999	2,340	1,370	6,243	20,531	60,383
Income tax expense (benefit)	—	—	—	—	—	—	6	6
Non-hotel EBITDA ownership expense	10	22	32	68	(47)	(333)	807	2,313
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	42	42
Hotel EBITDA including amounts attributable to noncontrolling interest	2,735	2,691	2,057	9,403	2,751	16,222	41,242	138,477
Non-comparable adjustments	—	—	—	—	—	—	(145)	(1,315)
Comparable hotel EBITDA	$2,735	$2,691	$2,057	$9,403	$2,751	$16,222	$41,097	$137,162
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2016
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$8,768	$5,337	$4,281	$1,477	$4,158	$1,302	$2,347	$5,785	$11,361
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	8,768	5,337	4,281	1,477	4,158	1,302	2,347	5,785	11,361
Non-property adjustments	(4,015)	—	—	—	—	—	—	—	(5,482)
Interest income	—	—	—	—	—	—	(1)	—	(2)
Interest expense	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	3,636	3,403	2,641	1,730	4,740	1,380	2,443	2,312	4,345
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	168	29	42	65	(34)	289	9	5	106
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	8,557	8,769	6,964	3,272	8,864	2,971	4,798	8,102	10,328
Non-comparable adjustments	(1,960)	—	(33)	—	(1,021)	—	—	—	(441)
Comparable hotel EBITDA	$6,597	$8,769	$6,931	$3,272	$7,843	$2,971	$4,798	$8,102	$9,887

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$15,726	$1,386	$997	$6,723	$1,823	$12,522	$22,466	$106,459
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	(35)	(35)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	15,726	1,386	997	6,723	1,823	12,522	22,431	106,424
Non-property adjustments	(13,597)	—	—	—	—	—	—	(23,094)
Interest income	(2)	—	—	(2)	—	(3)	(2)	(12)
Interest expense	—	—	—	—	—	—	469	469
Amortization of loan costs	—	—	—	—	—	—	119	119
Depreciation and amortization	1,205	1,372	1,051	2,507	1,066	5,188	20,903	59,922
Income tax expense (benefit)	—	—	—	—	—	—	19	19
Non-hotel EBITDA ownership expense	260	9	3	13	36	(232)	653	1,421
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	35	35
Hotel EBITDA including amounts attributable to noncontrolling interest	3,592	2,767	2,051	9,241	2,925	17,475	44,627	145,303
Non-comparable adjustments	(1,301)	—	—	—	—	(470)	(2,129)	(7,355)
Comparable hotel EBITDA	$2,291	$2,767	$2,051	$9,241	$2,925	$17,005	$42,498	$137,948
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2017
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$22,178	$5,244	$6,897	$3,034	$9,941	$(279)	$1,755	$10,955	$6,750
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	22,178	5,244	6,897	3,034	9,941	(279)	1,755	10,955	6,750
Non-property adjustments	(14,093)	—	—	—	—	—	—	—	—
Interest income	(12)	—	(2)	—	(2)	—	(24)	—	(4)
Interest expense	67	—	—	—	—	—	—	—	—
Amortization of loan costs	12	—	—	—	—	—	—	—	—
Depreciation and amortization	7,603	6,861	6,147	3,588	8,477	3,475	5,104	3,651	8,429
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	217	(9)	741	70	117	4,471	42	35	378
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	15,972	12,096	13,783	6,692	18,533	7,667	6,877	14,641	15,553
Non-comparable adjustments	(2,550)	—	(33)	—	(23)	—	—	—	1
Comparable hotel EBITDA	$13,422	$12,096	$13,750	$6,692	$18,510	$7,667	$6,877	$14,641	$15,554

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$3,410	$777	$1,513	$12,758	$5,184	$14,936	$29,328	$134,381
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	(40)	(40)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	3,410	777	1,513	12,758	5,184	14,936	29,288	134,341
Non-property adjustments	—	—	—	—	—	—	84	(14,009)
Interest income	(3)	—	—	(9)	—	(8)	(6)	(70)
Interest expense	—	—	—	—	—	—	987	1,054
Amortization of loan costs	—	—	—	—	—	—	168	180
Depreciation and amortization	2,875	2,816	2,027	4,591	2,713	12,368	42,167	122,892
Income tax expense (benefit)	—	—	—	—	—	—	23	23
Non-hotel EBITDA ownership expense	12	71	36	106	(45)	(513)	1,770	7,499
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	40	40
Hotel EBITDA including amounts attributable to noncontrolling interest	6,294	3,664	3,576	17,446	7,852	26,783	74,521	251,950
Non-comparable adjustments	—	—	—	—	—	(2)	(42)	(2,649)
Comparable hotel EBITDA	$6,294	$3,664	$3,576	$17,446	$7,852	$26,781	$74,479	$249,301
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2016
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$12,950	$4,475	$8,695	$3,027	$10,642	$5,183	$2,275	$9,036	$12,134
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	12,950	4,475	8,695	3,027	10,642	5,183	2,275	9,036	12,134
Non-property adjustments	(4,015)	—	—	—	—	—	—	—	(5,482)
Interest income	—	—	—	—	—	—	(1)	—	(4)
Interest expense	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	7,484	6,515	5,663	3,466	9,625	2,709	4,868	4,555	9,044
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	290	170	51	67	(49)	339	24	(1)	187
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	16,709	11,160	14,409	6,560	20,218	8,231	7,166	13,590	15,879
Non-comparable adjustments	(3,680)	—	(66)	—	(2,813)	—	—	—	(759)
Comparable hotel EBITDA	$13,029	$11,160	$14,343	$6,560	$17,405	$8,231	$7,166	$13,590	$15,120

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$21,197	$1,160	$1,585	$12,185	$4,962	$16,252	$33,717	$159,475
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	(26)	(26)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	21,197	1,160	1,585	12,185	4,962	16,252	33,691	159,449
Non-property adjustments	(13,597)	—	—	—	—	—	114	(22,980)
Interest income	(4)	—	—	(3)	—	(7)	(4)	(23)
Interest expense	—	—	—	—	—	—	936	936
Amortization of loan costs	—	—	—	—	—	—	237	237
Depreciation and amortization	3,508	2,698	2,100	4,962	2,431	10,348	41,922	121,898
Income tax expense (benefit)	—	—	—	—	—	—	45	45
Non-hotel EBITDA ownership expense	341	12	25	157	87	(472)	1,583	2,811
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	26	26
Hotel EBITDA including amounts attributable to noncontrolling interest	11,445	3,870	3,710	17,301	7,480	26,121	78,550	262,399
Non-comparable adjustments	(5,624)	—	—	—	—	(485)	(3,234)	(16,661)
Comparable hotel EBITDA	$5,821	$3,870	$3,710	$17,301	$7,480	$25,636	$75,316	$245,738
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended June 30, 2017
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$25,201	$9,729	$(322)	$52,834	$588	$(1,400)	$746	$(40)	$1,910	$2,169	$13,208
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	25,201	9,729	(322)	52,834	588	(1,400)	746	(40)	1,910	2,169	13,208
Non-property adjustments	(225)	—	—	(4,962)	—	—	—	—	—	—	4,136
Interest income	(34)	(12)	—	(12)	—	—	—	—	—	—	—
Interest expense	1	—	1,912	—	—	—	67	37	—	—	—
Amortization of loan costs	—	—	413	—	—	—	12	—	—	—	—
Depreciation and amortization	20,996	13,000	1,884	63,463	2,438	3,186	1,438	11,183	1,855	2,981	18,429
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	547	306	56	3,269	232	448	34	332	21	34	1,845
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	46,486	23,023	3,943	114,592	3,258	2,234	2,297	11,512	3,786	5,184	37,618
Non-comparable adjustments	—	—	—	(6,894)	—	—	—	—	—	—	(1,224)
Comparable hotel EBITDA	$46,486	$23,023	$3,943	$107,698	$3,258	$2,234	$2,297	$11,512	$3,786	$5,184	$36,394

	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 18 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$(1,968)	$17,975	$9,483	$19,782	$542	$35,706	$593	$7,012	$3,470	$863	$520
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	(75)
Net income (loss) attributable to the Company	(1,968)	17,975	9,483	19,782	542	35,706	593	7,012	3,470	863	445
Non-property adjustments	5,262	(135)	—	—	—	—	—	—	—	—	—
Interest income	—	(8)	—	—	—	(14)	—	—	(18)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	4,323	26,656	5,353	10,371	881	27,161	478	8,882	3,343	846	912
Income tax expense (benefit)	—	—	—	—	—	104	—	—	—	—	(36)
Non-hotel EBITDA ownership expense	190	6,293	288	153	30	471	14	(1,140)	11	99	10
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	75
Hotel EBITDA including amounts attributable to noncontrolling interest	7,807	50,781	15,124	30,306	1,453	63,428	1,085	14,754	6,806	1,808	1,406
Non-comparable adjustments	(442)	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$7,365	$50,781	$15,124	$30,306	$1,453	$63,428	$1,085	$14,754	$6,806	$1,808	$1,406

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 -5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$325	$4,086	$1,713	$2,182	$4,685	$2,078	$7,705	$1,802	$(197)	$(1,275)	$221,705
(Income) loss from consolidated entities attributable to noncontrolling interest	(42)	—	—	—	—	—	—	—	—	—	(117)
Net income (loss) attributable to the Company	283	4,086	1,713	2,182	4,685	2,078	7,705	1,802	(197)	(1,275)	221,588
Non-property adjustments	—	—	—	—	—	—	(7,506)	(1,590)	256	(4)	(4,768)
Interest income	—	—	—	—	(4)	—	—	—	—	(2)	(104)
Interest expense	—	—	—	—	—	—	—	—	—	—	2,017
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	425
Depreciation and amortization	666	3,639	472	1,348	4,053	735	—	61	—	3,173	244,206
Income tax expense (benefit)	(5)	—	—	—	—	—	—	—	—	—	63
Non-hotel EBITDA ownership expense	10	84	27	39	29	19	(16)	7	(83)	202	13,861
Income (loss) from consolidated entities attributable to noncontrolling interests	42	—	—	—	—	—	—	—	—	—	117
Hotel EBITDA including amounts attributable to noncontrolling interest	996	7,809	2,212	3,569	8,763	2,832	183	280	(24)	2,094	477,405
Non-comparable adjustments	—	—	—	—	—	—	(183)	(280)	24	—	(8,999)
Comparable hotel EBITDA	$996	$7,809	$2,212	$3,569	$8,763	$2,832	$—	$—	$—	$2,094	$468,406
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2017
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$6,809	$3,598	$448	$31,227	$220	$(355)	$28	$356	$710	$522	$6,540
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	6,809	3,598	448	31,227	220	(355)	28	356	710	522	6,540
Non-property adjustments	—	—	—	(14,093)	—	—	—	—	—	—	1
Interest income	(14)	(1)	—	(12)	—	—	—	—	—	—	—
Interest expense	—	—	502	—	—	—	67	3	—	—	—
Amortization of loan costs	—	—	42	—	—	—	12	—	—	—	—
Depreciation and amortization	5,224	3,400	478	14,890	627	821	368	2,914	444	757	4,474
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	221	51	45	1,130	164	166	4	74	5	5	—
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	12,240	7,048	1,515	33,142	1,011	632	479	3,347	1,159	1,284	11,015
Non-comparable adjustments	—	—	—	(1,180)	—	—	—	—	—	—	(132)
Comparable hotel EBITDA	$12,240	$7,048	$1,515	$31,962	$1,011	$632	$479	$3,347	$1,159	$1,284	$10,883

	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 18 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$1,093	$7,084	$3,935	$7,412	$85	$10,550	$183	$2,954	$1,055	$323	$147
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	(21)
Net income (loss) attributable to the Company	1,093	7,084	3,935	7,412	85	10,550	183	2,954	1,055	323	126
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	(2)	—	—	—	(4)	—	—	(4)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,062	6,844	1,456	1,937	262	6,810	127	2,481	840	197	233
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	8	402	4	105	(13)	92	3	(326)	3	4	3
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	21
Hotel EBITDA including amounts attributable to noncontrolling interest	2,163	14,328	5,395	9,454	334	17,448	313	5,109	1,894	524	383
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,163	$14,328	$5,395	$9,454	$334	$17,448	$313	$5,109	$1,894	$524	$383

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 -5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$147	$1,051	$498	$625	$1,317	$645	$9	$(8)	$2	$69	$89,279
(Income) loss from consolidated entities attributable to noncontrolling interest	(21)	—	—	—	—	—	—	—	—	—	(42)
Net income (loss) attributable to the Company	126	1,051	498	625	1,317	645	9	(8)	2	69	89,237
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	(14,092)
Interest income	—	—	—	—	(1)	—	—	—	—	—	(38)
Interest expense	—	—	—	—	—	—	—	—	—	—	572
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	54
Depreciation and amortization	158	1,064	140	327	1,053	146	—	—	—	849	60,383
Income tax expense (benefit)	6	—	—	—	—	—	—	—	—	—	6
Non-hotel EBITDA ownership expense	3	55	10	10	9	7	—	—	—	69	2,313
Income (loss) from consolidated entities attributable to noncontrolling interests	21	—	—	—	—	—	—	—	—	—	42
Hotel EBITDA including amounts attributable to noncontrolling interest	314	2,170	648	962	2,378	798	9	(8)	2	987	138,477
Non-comparable adjustments	—	—	—	—	—	—	(9)	8	(2)	—	(1,315)
Comparable hotel EBITDA	$314	$2,170	$648	$962	$2,378	$798	$—	$—	$—	$987	$137,162
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2017
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$6,449	$87	$(146)	$10,724	$49	$(165)	$304	$(749)	$82	$532	$4,645
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	6,449	87	(146)	10,724	49	(165)	304	(749)	82	532	4,645
Non-property adjustments	—	—	—	43	—	—	—	—	—	—	40
Interest income	(10)	(11)	—	—	—	—	—	—	—	—	—
Interest expense	1	—	478	—	—	—	—	3	—	—	—
Amortization of loan costs	—	—	126	—	—	—	—	—	—	—	—
Depreciation and amortization	5,387	3,354	473	16,294	624	923	364	2,872	473	750	4,508
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	37	69	3	154	20	167	10	37	2	14	711
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,864	3,499	934	27,215	693	925	678	2,163	557	1,296	9,904
Non-comparable adjustments	—	—	—	(1,243)	—	—	—	—	—	—	(76)
Comparable hotel EBITDA	$11,864	$3,499	$934	$25,972	$693	$925	$678	$2,163	$557	$1,296	$9,828

	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 18 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$805	$3,974	$76	$4,614	$(96)	$8,554	$135	$1,319	$(51)	$282	$24
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	(3)
Net income (loss) attributable to the Company	805	3,974	76	4,614	(96)	8,554	135	1,319	(51)	282	21
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	(2)	—	—	—	(3)	—	—	(3)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,044	6,827	1,288	2,688	215	6,822	123	2,458	837	207	231
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	29	3,958	22	21	15	123	1	(235)	1	4	2
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	3
Hotel EBITDA including amounts attributable to noncontrolling interest	1,878	14,757	1,386	7,323	134	15,496	259	3,542	784	493	257
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$1,878	$14,757	$1,386	$7,323	$134	$15,496	$259	$3,542	$784	$493	$257

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 -5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$(21)	$1,496	$357	$421	$1,649	$484	$14	$1	$4	$(751)	$45,102
(Income) loss from consolidated entities attributable to noncontrolling interest	5	—	—	—	—	—	—	—	—	—	2
Net income (loss) attributable to the Company	(16)	1,496	357	421	1,649	484	14	1	4	(751)	45,104
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	83
Interest income	—	—	—	—	(1)	—	—	—	—	(2)	(32)
Interest expense	—	—	—	—	—	—	—	—	—	—	482
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	126
Depreciation and amortization	168	1,057	114	342	1,060	159	—	—	—	847	62,509
Income tax expense (benefit)	17	—	—	—	—	—	—	—	—	—	17
Non-hotel EBITDA ownership expense	2	2	5	7	7	4	1	1	(6)	(2)	5,186
Income (loss) from consolidated entities attributable to noncontrolling interests	(5)	—	—	—	—	—	—	—	—	—	(2)
Hotel EBITDA including amounts attributable to noncontrolling interest	166	2,555	476	770	2,715	647	15	2	(2)	92	113,473
Non-comparable adjustments	—	—	—	—	—	—	(15)	(2)	2	—	(1,334)
Comparable hotel EBITDA	$166	$2,555	$476	$770	$2,715	$647	$—	$—	$—	$92	$112,139
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2016
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$5,264	$1,068	$(359)	$50	$(233)	$(157)	$167	$(363)	$357	$440	$(2,552)
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	5,264	1,068	(359)	50	(233)	(157)	167	(363)	357	440	(2,552)
Non-property adjustments	(225)	—	—	9,088	—	—	—	—	—	—	4,095
Interest income	(6)	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	469	—	—	—	—	15	—	—	—
Amortization of loan costs	—	—	124	—	—	—	—	—	—	—	—
Depreciation and amortization	5,219	3,196	467	16,448	604	760	358	2,733	470	749	4,763
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	248	92	3	589	29	113	17	132	2	(19)	1,114
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	10,500	4,356	704	26,175	400	716	542	2,517	829	1,170	7,420
Non-comparable adjustments				(2,176)							(311)
Comparable hotel EBITDA	$10,500	$4,356	$704	$23,999	$400	$716	$542	$2,517	$829	$1,170	$7,109

	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 18 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$204	$2,375	$2,116	$3,741	$56	$7,177	$206	$1,127	$825	$176	$158
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	(23)
Net income (loss) attributable to the Company	204	2,375	2,116	3,741	56	7,177	206	1,127	825	176	135
Non-property adjustments	223	(135)	—	—	—	—	—	—	—	—	—
Interest income	—	(2)	—	—	—	(3)	—	—	(11)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,000	6,606	1,168	2,903	205	6,740	115	2,111	835	214	225
Income tax expense (benefit)	—	—	—	—	—	104	—	—	—	—	(36)
Non-hotel EBITDA ownership expense	135	1,667	148	(27)	(2)	160	1	(247)	4	37	(23)
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	23
Hotel EBITDA including amounts attributable to noncontrolling interest	1,562	10,511	3,432	6,617	259	14,178	322	2,991	1,653	427	324
Non-comparable adjustments
Comparable hotel EBITDA	$1,562	$10,511	$3,432	$6,617	$259	$14,178	$322	$2,991	$1,653	$427	$324

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 -5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$70	$741	$272	$455	$844	$487	$7,490	$(34)	$(83)	$(504)	$31,581
(Income) loss from consolidated entities attributable to noncontrolling interest	(9)	—	—	—	—	—	—	—	—	—	(32)
Net income (loss) attributable to the Company	61	741	272	455	844	487	7,490	(34)	(83)	(504)	31,549
Non-property adjustments	—	—	—	—	—	—	(7,506)	32	82	(4)	5,650
Interest income	—	—	—	—	(1)	—	—	—	—	—	(23)
Interest expense	—	—	—	—	—	—	—	—	—	—	484
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	124
Depreciation and amortization	169	834	109	347	987	192	—	—	—	767	61,294
Income tax expense (benefit)	(43)	—	—	—	—	—	—	—	—	—	25
Non-hotel EBITDA ownership expense	3	17	6	7	7	3	—	1	(11)	139	4,345
Income (loss) from consolidated entities attributable to noncontrolling interests	9	—	—	—	—	—	—	—	—	—	32
Hotel EBITDA including amounts attributable to noncontrolling interest	199	1,592	387	809	1,837	682	(16)	(1)	(12)	398	103,480
Non-comparable adjustments							16	1	12		(2,458)
Comparable hotel EBITDA	$199	$1,592	$387	$809	$1,837	$682	$—	$—	$—	$398	$101,022
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2016
	BAML Pool 1 & 2 - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$6,679	$4,976	$(265)	$10,833	$552	$(723)	$247	$716	$761	$675	$4,575
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) attributable to the Company	6,679	4,976	(265)	10,833	552	(723)	247	716	761	675	4,575
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(4)	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	463	—	—	—	—	16	—	—	—
Amortization of loan costs	—	—	121	—	—	—	—	—	—	—	—
Depreciation and amortization	5,166	3,050	466	15,831	583	682	348	2,664	468	725	4,684
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	41	94	5	1,396	19	2	3	89	12	34	20
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,882	8,120	790	28,060	1,154	(39)	598	3,485	1,241	1,434	9,279
Non-comparable adjustments				(2,295)							(705)
Comparable hotel EBITDA	$11,882	$8,120	$790	$25,765	$1,154	$(39)	$598	$3,485	$1,241	$1,434	$8,574

	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 18 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$(4,070)	$4,542	$3,356	$4,015	$497	$9,425	$69	$1,612	$1,641	$82	$191
(Income) loss from consolidated entities attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	(28)
Net income (loss) attributable to the Company	(4,070)	4,542	3,356	4,015	497	9,425	69	1,612	1,641	82	163
Non-property adjustments	5,039	—	—	—	—	—	—	—	—	—	—
Interest income	—	(2)	—	—	—	(4)	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,217	6,379	1,441	2,843	199	6,789	113	1,832	831	228	223
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	18	266	114	54	30	96	9	(332)	3	54	28
Income (loss) from consolidated entities attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	28
Hotel EBITDA including amounts attributable to noncontrolling interest	2,204	11,185	4,911	6,912	726	16,306	191	3,112	2,475	364	442
Non-comparable adjustments	(442)
Comparable hotel EBITDA	$1,762	$11,185	$4,911	$6,912	$726	$16,306	$191	$3,112	$2,475	$364	$442

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 -5 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$129	$798	$586	$681	$875	$462	$192	$1,843	$(120)	$(89)	$55,743
(Income) loss from consolidated entities attributable to noncontrolling interest	(17)	—	—	—	—	—	—	—	—	—	(45)
Net income (loss) attributable to the Company	112	798	586	681	875	462	192	1,843	(120)	(89)	55,698
Non-property adjustments	—	—	—	—	—	—	—	(1,622)	174	—	3,591
Interest income	—	—	—	—	(1)	—	—	—	—	—	(11)
Interest expense	—	—	—	—	—	—	—	—	—	—	479
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	121
Depreciation and amortization	171	684	109	332	953	238	—	61	—	710	60,020
Income tax expense (benefit)	15	—	—	—	—	—	—	—	—	—	15
Non-hotel EBITDA ownership expense	2	10	6	15	6	5	(17)	5	(66)	(4)	2,017
Income (loss) from consolidated entities attributable to noncontrolling interests	17	—	—	—	—	—	—	—	—	—	45
Hotel EBITDA including amounts attributable to noncontrolling interest	317	1,492	701	1,028	1,833	705	175	287	(12)	617	121,975
Non-comparable adjustments							(175)	(287)	12		(3,892)
Comparable hotel EBITDA	$317	$1,492	$701	$1,028	$1,833	$705	$—	$—	$—	$617	$118,083
NOTES:

(1)
The above comparable information assumes the 120 hotel properties owned and included in the Company's operations at June 30, 2017, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.